                                                                      Exhibit 23

                     CONSENT  OF  INDEPENDENT  ACCOUNTANTS
                     -------------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-61617), the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-10274) and the Registration Statement on Form S-8 (No. 33-64674) of United Water Resources of our report dated February 22, 1996, appearing on page 25 of this Annual Report on Form 10-K.



PRICE  WATERHOUSE  LLP
New York, New York
March 25, 1996